Commitments And Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies

27.	COMMITMENTS AND CONTINGENCIES

Assets pledged

	Year ended December 31,
(in thousands of $)	2025	2024
Book value of vessels secured against long-term loans (1)	929,971	977,326
(1) This excludes the FLNG Gimi which was derecognized on COD with the concurrent recognition of “Net investment in sales-type lease” (note 7.2), secured against its specific debt facility (note 19).

Other Commitments
•The Board approved up to $31.6 million of funding for Macaw Energies of which as of December 31, 2025 the outstanding commitment was $1.0 million.

•In connection with the FID for the redeployment of FLNG Hilli under a 20-year agreement with SESA, the Board approved total expenditures of up to $350.0 million in May 2025 to support the vessel’s preparation and redeployment activities.

•In May 2025, we entered into a FEED study agreement for the potential development of a Mark III FLNG unit. The total outstanding commitment as of December 31, 2025 is approximately $1.0 million.

•In July 2025, we entered into a FEED study agreement for the potential development of a 3-train Mark I FLNG unit. The total outstanding commitment is approximately $1.8 million.

•Pursuant to the shareholders' agreement for SESA, in connection with our 10% equity interest, we have committed to fund our proportionate share of the required FLNG infrastructure and related capital contributions. As of December 31, 2025, our remaining funding commitment was $66.6 million in relation to our 10% equity interest in SESA.